Dreyfus New Leaders

Fund, Inc.

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                        The Fund

                                                  Dreyfus New Leaders Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus New Leaders Fund, Inc., covering the 12-month period from January 1, 1999 through December 31, 1999. Inside, you' ll find valuable information about how the fund was managed, including a discussion with the fund's portfolio managers, Hilary Woods and Paul Kandel.

The past year has been both highly volatile and rewarding for investors in U.S. stocks, including the mid-capitalization sector of the market. On December 31, the last trading day of 1999, most major stock market indices hit new highs, including the Dow Jones Industrial Average, the S&P 500 Index of large-cap stocks, the technology-heavy Nasdaq 100 and the Russell 2000 Index of small-capitalization stocks.

These simultaneous highs masked the remarkable narrowness of the stock market's advance in 1999, however. Growth-oriented midcap stocks handily outperformed value-oriented midcap stocks. Indeed, the market' s stellar performance was generally limited to a handful of highly valued technology and telecommunications companies, some of which had no earnings. In our view, many fundamentally sound midcap companies in other market sectors may now be selling at attractive valuations.

We  appreciate  your  confidence over the past year, and we look forward to your
continued    participation    in    Dreyfus    New    Leaders    Fund,    Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 14, 2000




DISCUSSION OF FUND PERFORMANCE

Hilary Woods and Paul Kandel, Portfolio Managers

How did Dreyfus New Leaders Fund, Inc. perform  relative to its benchmark?

For the 12-month period ended December 31, 1999, Dreyfus New Leaders Fund, Inc. produced a total return of 37.42%.(1) The fund's 12-month performance exceeded the Russell 2500 Index, which produced a total return of 24.15% for the same period.(2)

We attribute the fund' s performance to our success in identifying attractive individual investment opportunities among a diverse range of sectors, industries and investment styles. In addition, the fund succeeded in emphasizing some of the market's strongest sectors.

What is the fund's investment approach?

The fund invests primarily in a diversified portfolio of midcap companies, focusing on new leaders in their industries that offer products or services that we believe enhance prospects for growth of future earnings. We also base investment decisions on economic or political conditions that we believe are likely to affect a stock' s performance, and on the impact of changes in a company's management or organizational structure.

Our investment approach targets both growth-oriented stocks (those of companies with earnings that are expected to grow faster than the overall market), and value-oriented stocks (those that appear underpriced according to a variety of financial measurements) . We further diversify among the market' s various industries and sectors, supervising a team of sector managers who each make buy and sell decisions within their respective areas of expertise.

What other factors influenced the fund's performance?

The fund achieved high returns overall, particularly in the consumer products sector, because of high levels of consumer confidence throughout the period. Our
best    performers    included    Hispanic     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Broadcasting, which benefited from the growth of targeted marketing to the fast-growing Spanish community in the United States; Gemstar International, the maker of VCR Plus and satellite TV programming guides; and Tiffany & Co., the luxury retailer.

The fund was also affected by the U.S. economy, which exhibited consistent strength throughout the period. Most global economies showed signs of a cyclical resurgence as well. Increasing global economic activity led to a growing demand for energy, communications and basic industrial resources. Many of the companies in which the fund invested benefited as a result.

Rising energy prices fueled advances in our holdings of oil drilling and service companies, such as Noble Drilling and Weatherford International. Among utilities, we connected with telecommunications-related stocks, including Metromedia Fiber Network, Cl. A., which provides telephone companies and corporations with the increased bandwidth required for data-intensive communications. In the materials and processing sector, we produced solid returns with investments in companies benefiting from increasing global industrial activity. Our strongest performers in the sector included metals mining and development companies, such as Freeport-McMoRan Copper, and Bowater, a leading producer of newsprint. Other profitable sectors for investment included transportation and technology.

Of course not every company in the fund's portfolio showed positive returns. Some stocks lagged, even among our best-performing sectors. The fund also experienced weak performance throughout the period from two sectors in particular: health care and finance. The health care sector was battered by an increasingly restrictive regulatory environment and the prospect for further government-imposed limitations on Medicare and Medicaid reimbursements. The fund benefited from holdings of stocks such as Allergan, a growing pharmaceutical company, and Centocor, an advanced-stage biotech company. However, those gains were more than matched by losses in health services companies such as Healthsouth, a provider of outpatient surgery and rehabilitation, which we sold during the reporting period.


Financial stocks generally suffered in 1999's rising interest-rate environment. As a result, many of the fund's financial company holdings failed to show strong
gains,   and   some,   such   as   Enhance  Financial  and  Berkley  Insurance,
underperformed. Both of these holdings were sold during the reporting period. Exceptions included UnionBanCal, which benefited from effective cost cutting and accelerating local growth, and market maker Knight/Trimark Group, which rose on news of its market share gains.

What is the fund's current strategy?

As of the end of the reporting period, the fund remained more heavily weighted than its benchmark in the sectors that provided the strongest performance during 1999, including technology, consumer products, energy, utilities, and materials and processing. We remained underweighted in last year' s relatively weak-performing sectors of health care and financial services. Of course, there is no guarantee how these sectors will perform in 2000.

We continue to believe that midcap stocks of fast-growing new leaders in their industries offer the potential for strong growth and above-average capital appreciation. Accordingly, we have continued to target such stocks while adhering to our blended growth-and-value investment strategy in seeking to outperform the Russell 2500 Index.

We remain sanguine on technology and energy given the strong earnings growth prospects for these two groups and their historically strong first quarter performance. We are sticking with our caution on financial services near term in view of likely continued unfriendly Fed policy.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: FACTSET RESEARCH SYSTEMS, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF SMALL- TO MID-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION.

                                                                        The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus New Leaders Fund,
Inc. and the Russell 2500 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/99

                                           Inception                                                                 From
                                             Date            1 Year            5 Years           10 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                        1/29/85          37.42%            19.16%             14.69%            15.98%

(+)  SOURCE: FACTSET RESEARCH SYSTEMS, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS NEW LEADERS FUND, INC. ON 1/29/85 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2500 INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 1/31/85 IS USED AS THE BEGINNING VALUE ON 1/29/85. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE RUSSELL 2500 INDEX IS AN UNMANAGED INDEX AND IS COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF 3,000 OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.





STATEMENT OF INVESTMENTS

December 31, 1999

COMMON STOCKS--97.2%                                                                                  Shares           Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTO RELATED--3.0%

Expeditors International of Washington                                                          250,000               10,953,125

Navistar International                                                                          200,000  (a)           9,475,000

                                                                                                                      20,428,125

CONSUMER--21.0%

AMFM                                                                                            170,000  (a)          13,302,500

Gemstar International                                                                           340,000  (a)          24,225,000

Hispanic Broadcasting                                                                           210,000  (a)          19,365,938

Infinity Broadcasting, Cl. A                                                                    487,500  (a)          17,641,406

Mandalay Resort Group                                                                           425,000  (a)           8,553,125

Meredith                                                                                        250,000               10,421,875

Ticketmaster Online-CitySearch, Cl. B                                                           250,000  (a)           9,609,375

Tiffany & Co.                                                                                   270,000               24,097,500

USA Networks                                                                                    255,000  (a)          14,088,750

                                                                                                                     141,305,469

ELECTRONIC TECHNOLOGY--11.9%

ASM Lithography Holding                                                                         165,000  (a)          18,768,750

Altera                                                                                          230,000  (a)          11,399,375

National Semiconductor                                                                          375,000  (a)          16,054,688

Teradyne                                                                                        280,000  (a)          18,480,000

Vitesse Semiconductor                                                                           290,000  (a)          15,206,875

                                                                                                                      79,909,688

ENERGY--8.1%

Apache                                                                                          165,000                6,094,687

ENSCO International                                                                             375,000                8,578,125

Noble Drilling                                                                                  475,000  (a)          15,556,250

USX-U.S. Steel Group                                                                            335,000               11,055,000

Weatherford International                                                                       335,000  (a)          13,379,062

                                                                                                                      54,663,124

FINANCE--11.3%

Charter One Financial                                                                           325,237                6,220,158

Compass Bancshares                                                                              300,000                6,693,750

Dime Bancorp                                                                                    200,000                3,025,000

First Tennessee National                                                                        275,000                7,837,500

First Virginia Banks                                                                            195,000                8,385,000

Knight/Trimark Group, Cl. A                                                                     200,000  (a)           9,200,000

Protective Life                                                                                 265,000                8,430,312

T. Rowe Price Associates                                                                        225,000                8,310,938

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

UnionBanCal                                                                                     240,000                9,465,000

XL Capital, Cl. A                                                                               170,000                8,818,750

                                                                                                                      76,386,408

FOREST & PAPER PRODUCTS--1.4%

Consolidated Papers                                                                             300,000                9,543,750

HEALTH CARE--7.3%

Allergan                                                                                        220,000               10,945,000

Bard (C.R.)                                                                                     170,000                9,010,000

Sepracor                                                                                         85,000  (a)           8,430,938

Teva Pharmaceutical Industries, ADR                                                             165,000               11,828,437

Watson Pharmaceuticals                                                                          240,000  (a)           8,595,000

                                                                                                                      48,809,375

MATERIALS & PROCESSING--8.2%

Bowater                                                                                         150,000                8,146,875

Eastman Chemical                                                                                175,000                8,345,312

Engelhard                                                                                       500,000                9,437,500

Fluor                                                                                           200,000                9,175,000

Freeport-McMoRan Copper, Cl. B                                                                  550,000  (a)          11,618,750

International Flavors & Fragrances                                                              225,000                8,493,750

                                                                                                                      55,217,187

PRODUCER DURABLES--3.9%

CNH Global                                                                                       60,900                  810,731

Cordant Technologies                                                                            200,000                6,600,000

Grainger (W.W.)                                                                                 175,000                8,367,188

Howmet International                                                                            125,000  (a)           2,257,812

Northrop Grumman                                                                                150,000                8,109,375

                                                                                                                      26,145,106

TECHNOLOGY--14.4%

Adaptec                                                                                         275,000  (a)          13,715,625

Ciena                                                                                           250,000  (a)          14,375,000

Citrix Systems                                                                                  135,000  (a)          16,605,000

Flextronics International                                                                       240,000  (a)          11,040,000

Intuit                                                                                          300,000  (a)          17,981,250

Lexmark International Group, Cl. A                                                              115,000  (a)          10,407,500

Scientific-Atlanta                                                                              225,000               12,515,625

                                                                                                                      96,640,000


STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES & OTHER--6.7%

Illinova                                                                                        280,000                9,730,000

ITC DeltaCom                                                                                    520,000  (a)          14,365,000

Metromedia Fiber Network, Cl. A                                                                 350,000  (a)          16,778,125

Nicor                                                                                           120,000                3,900,000

Separation Technologies                                                                          81,984  (a,b,c)         311,539

                                                                                                                      45,084,664

TOTAL COMMON STOCKS

   (cost $372,438,826)                                                                                               654,132,896
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.1%
------------------------------------------------------------------------------------------------------------------------------------

Separation Technologies,

  Ser. A, 6%, Cum. Conv.

   (cost $931,463)                                                                              243,385  (a,b,c)         924,863
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--3.6%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   5.18%, 1/13/2000                                                                          10,277,000               10,263,743

   5.05%, 1/20/2000                                                                           4,117,000                4,107,984

   5%, 2/3/2000                                                                               6,729,000                6,702,218

   5.05%, 3/16/2000                                                                             269,000                  266,232

   5.07%, 3/30/2000                                                                           3,247,000                3,206,510

TOTAL SHORT-TERM INVESTMENTS

   (cost $24,535,857)                                                                                                 24,546,687

TOTAL INVESTMENTS (cost $397,906,146)                                                            100.9%              679,604,446

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.9%)              (6,253,643)

NET ASSETS                                                                                       100.0%              673,350,803

(A) NON-INCOME PRODUCING.

(B) INVESTMENTS IN NON-CONTROLLED AFFILIATES (COST $1,243,000)--SEE NOTE 1(D).

(C)  SECURITIES RESTRICTED AS TO PUBLIC RESALE. INVESTMENTS IN RESTRICTED
SECURITIES, WITH AN AGGREGATE VALUE OF $1,236,402 REPRESENTS APPROXIMATELY .18%
OF NET ASSETS:

                                                      Acquisition           Purchase
Issuer                                                       Date          Price ($)              Net Assets (%)  Valuation ($)(+)
------------------------------------------------------------------------------------------------------------------------------------

Separation Technologies                                   1/13/95               3.80                    .04          3.80

Separation Technologies,
   Ser. A, 6%, Cum. Conv.                         7/12/93-1/13/95               3.80                    .14          3.80

(+)  THE VALUATION OF THESE SECURITIES HAS BEEN DETERMINED IN GOOD FAITH UNDER
     THE DIRECTION OF THE BOARD OF DIRECTORS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund


STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           397,906,146   679,604,446

Cash                                                                     32,514

Dividends receivable                                                    594,349

Receivable for shares of Common Stock subscribed                        133,645

Prepaid expenses                                                         27,530

                                                                    680,392,484
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           595,363

Payable for shares of Common Stock redeemed                           5,581,422

Payable for investment securities purchased                             781,025

Accrued expenses                                                         83,871

                                                                      7,041,681
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      673,350,803
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     358,995,740

Accumulated net realized gain (loss) on investments                  32,656,763

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                           281,698,300
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      673,350,803
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.01 par value Common Stock authorized)       13,287,897

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          50.67

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $13,009 foreign taxes withheld at source)     5,122,333

Interest                                                             1,366,017

TOTAL INCOME                                                         6,488,350

EXPENSES:

Management fee--Note 3(a)                                            4,658,175

Shareholder servicing costs--Note 3(b)                               2,067,950

Custodian fees--Note 3(b)                                               58,362

Prospectus and shareholders' reports                                    57,404

Professional fees                                                       49,870

Registration fees                                                       49,034

Directors' fees and expenses--Note 3(c)                                 42,885

Loan commitment fees--Note 2                                             5,531

Miscellaneous                                                           10,845

TOTAL EXPENSES                                                       7,000,056

INVESTMENT (LOSS)                                                     (511,706)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            105,055,980

Net unrealized appreciation (depreciation) on investments           94,099,759

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             199,155,739

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               198,644,033

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                              ----------------------------------

                                                     1999                 1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (511,706)           (1,678,401)

Net realized gain (loss) on investments       105,055,980               (83,704)

Net unrealized appreciation (depreciation)
   on investments                              94,099,759           (27,003,995)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  198,644,033           (28,766,100)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS              (71,263,590)          (20,245,621)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 187,240,492           327,144,836

Dividends reinvested                           68,092,489            19,379,693

Cost of shares redeemed                      (394,139,085)         (472,441,525)

Redemption fee                                     28,029               143,546

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (138,778,075)         (125,773,450)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (11,397,632)         (174,785,171)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           684,748,435          859,533,606

END OF PERIOD                                 673,350,803          684,748,435
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     4,044,076            7,407,474

Shares issued for dividends reinvested          1,379,412              517,921

Shares redeemed                                (8,710,510)         (10,732,055)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (3,287,022)          (2,806,660)

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                Year Ended December 31,
                                                                      --------------------------------------------

                                                                 1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            41.31       44.35        40.74      37.39       31.33

Investment Operations:

Investment income (loss)--net                                    (.04)(a)    (.10)        (.14)      (.05)        .06

Net realized and unrealized

   gain (loss) on investments                                   15.33       (1.78)        7.99       6.47        9.17

Total from Investment Operations                                15.29       (1.88)        7.85       6.42        9.23

Distributions:

Dividends from investment income--net                              --          --          --          --        (.07)

Dividends from net realized gain
   on investments                                               (5.93)      (1.17)      (4.24)      (3.07)      (3.10)

Total Distributions                                             (5.93)      (1.17)      (4.24)      (3.07)      (3.17)

Redemption fee added to paid-in capital                           .00(b)      .01          --          --          --

Net asset value, end of period                                  50.67       41.31       44.35       40.74       37.39
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                37.42       (3.95)      19.54       17.31       29.80
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.13        1.14        1.12        1.17        1.19

Ratio of net investment income (loss)

   to average net assets                                         (.08)       (.21)       (.33)       (.15)        .17

Decrease reflected in above expense ratios

   due to undertakings by
   The Dreyfus Corporation                                         --          --          --          --         .02

Portfolio Turnover Rate                                         95.49      107.38       82.28      102.22      108.80
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         673,351     684,748     859,534     780,999     606,945

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus  New  Leaders Fund, Inc. (the "fund") is registered under the Investment
Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to maximize capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial
Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at
the    prevailing    rates    of    exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, cur rency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund' s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $8,785 during the period ended December 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Affiliated issuers: Issuers in which the fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes non-controlled affiliated issuers during the period ended December 31, 1999:

                                                          Shares
                                       ----------------------------------------------

                                    Beginning                                End of      Dividend            Market
Name of issuer                      of Period        Purchases      Sales    Period      Income ($)          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Separation
Technologies                           81,984             --         --     81,984            --            311,539

(Common)

Separation
Technologies                          243,385             --         --    243,385            --            924,863
(Conv. Preferred)

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make
distributions    on    a    more    frequent    basis    to    comply

                                                                      The   Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended December 31, 1999, the fund increased accumulated undistributed investment income-net by $511,706, decreased paid-in capital by $28,029 and decreased accumulated net realized gain (loss) on investments by $483,677. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

     (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage, commitment fees, interest on borrowings (which, in the view of Stroock & Stroock & Lavan LLP, counsel to the fund, also contemplates dividends on securities sold short), and extraordinary expenses, exceed 11_2% of the value of the fund' s average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended December 31, 1999, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund pays the Distributor, at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 1999, the fund was charged $1,552,725 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 1999, the fund was charged $343,409 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 1999, the fund was charged $58,362 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made
through    the    use    of    the    fund's    exchange    privilege.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(e) During the period ended December 31, 1999, the fund incurred total brokerage commissions of $1,694,409, of which $7,750 was paid to Dreyfus Brokerage
Services,   a   wholly-owned   subsidiary   of  Mellon  Financial  Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1999, amounted to $566,231,393 and $776,743,577, respectively.

At December 31, 1999, accumulated net unrealized appreciation on investments was $281,698,300, consisting of $286,618,884 gross unrealized appreciation and $4,920,584 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
Dreyfus New Leaders Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus New Leaders Fund, Inc., including the statement of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Leaders Fund, Inc. at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 8, 2000

                                                                        The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $5.6930 per share as a long-term capital gain distribution of the $5.8100 per share paid on December 23, 1999 and also designates $.1200 per share as a long-term capital gain distribution paid on March 31, 1999.

The fund also designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 1999 as qualifying for the corporate dividends received deduction.


                                                           For More Information

                        Dreyfus New Leaders Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   085AR9912